                                      ISDA
              International Swaps and Derivatives Association, Inc.

                                    SCHEDULE
                                     to the
                                Master Agreement

                           dated as of __________ 2004
                                     between

      AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED (ABN. 11 005 357 522)
                                   ("PARTY A")

                                       AND

  PERPETUAL TRUSTEES AUSTRALIA LIMITED (ABN 86 000 431 827) IN ITS CAPACITY AS
TRUSTEE OF A SECURITISATION FUND KNOWN AS THE SMHL GLOBAL FUND NO. 7 ("PARTY B")

                                       AND

ME PORTFOLIO MANAGEMENT LIMITED (ABN 79 005 964 134) IN ITS CAPACITY AS MANAGER
      OF A SECURITISATION FUND KNOWN AS SMHL GLOBAL FUND NO. 7 ("MANAGER")

                                     PART 1
                             TERMINATION PROVISIONS

(a)      "SPECIFIED ENTITY" is not applicable in relation to Party A and Party
         B.

(b)      "SPECIFIED TRANSACTION" will not apply.

(c)      (i)      Sections 5(a)(ii), (iii), (iv), (v), (vi), (viii), 5(b)(iii)
                  and (iv) will not apply to Party A or Party B.

         (ii)     Replace Section 5(a)(i) with:

                  "(i) FAILURE TO PAY OR DELIVER. Failure by the party to make when due any payment under this Agreement or delivery under
                  Section 2(a)(i) or 2(e) required to be made by it if such
                  failure is not remedied at or before 10:00am on the tenth
                  Melbourne Business Day after the due date;"

         (iii)    Section 5(b)(ii) will not apply if Party A is the sole
                  Affected Party (subject to Section 6(aa)(iii) of the
                  Agreement, inserted by Part 5(aa) of this Schedule).

(d)      The "BANKRUPTCY" provisions of Section 5(a)(vii) are replaced by "An
         Insolvency Event (as defined in the Security Trust Deed) has occurred in respect of Party A (which will be the Defaulting Party) or Party B
         (which will be the Defaulting Party); or". The occurrence of an
         Insolvency Event (as defined in the Security Trust Deed) in respect of
         Party B in its personal capacity will not constitute an Event of
         Default provided that within thirty Melbourne Business Days of that occurrence, Party A, Party B and the Manager are able to procure the novation of this Agreement and all Transactions to a third party in respect of which the Designated Rating Agencies confirm that the novation will not cause a reduction or withdrawal of the rating of the
         Notes, and Party A, Party B and the Manager agree to execute such a novation agreement in a form agreed between the parties.

(e)      The "AUTOMATIC EARLY TERMINATION" provisions of Section 6(a):

         will not apply to Party A; and

                                       19

         will not apply to Party B.

(f)      PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e) of this
         Agreement:

         (i)      Market Quotation will apply; and

         (ii)     the Second Method will apply.

(g)      "TERMINATION CURRENCY" means United States Dollars in respect of a
         Transaction which relates to United States Dollars and Euros in respect of a Transaction which relates to Euros provided that if an amount due in respect of an Early Termination Date will be payable by Party B to
         Party A, the Termination Currency for the purpose of calculating and paying that amount is Australian Dollars.

(h)      "ADDITIONAL TERMINATION EVENT" will apply. The following shall constitute an Additional Termination Event:

         (i)      Party B becomes obliged to make a withholding or deduction in respect of any Class A Notes and the Class A Notes are
                  redeemed as a result. For the purposes of this Termination
                  Event, Party B is the Affected Party. Notwithstanding Section
                  6(b)(iv) of the Agreement, if this Termination Event occurs,
                  Party B must, at the direction of the Manager, give a notice designating an Early Termination Date in respect of this
                  Agreement and all Transactions;

         (ii)     An Event of Default (as defined in the Security Trust Deed)
                  occurs and the Security Trustee has declared, in accordance with the Security Trust Deed, the Class A Notes immediately due and payable. For the purposes of this Termination Event,
                  Party B is the Affected Party; and

         (iii)    Party A fails to comply with its obligations under Part 5(x).
                  For the purposes of this Termination Event, Party A is the
                  Affected Party. Notwithstanding Section 6(b)(iv) of the
                  Agreement, if this Termination Event occurs, Party B must, at the direction of the Manager, give a notice designating an
                  Early Termination Date in respect of this Agreement and all
                  Transactions.

(i)      TRANSFER TO AVOID TERMINATION EVENT. In Section 6(b)(ii), after the words "another of its Offices or Affiliates" on the seventh line add
         "(in respect of which the Designated Rating Agencies confirm that the transfer will not cause a reduction or withdrawal of the ratings for the Notes)".

                                       20

                                     PART 2
                               TAX REPRESENTATIONS

(a)      PAYER TAX REPRESENTATIONS

         For the purpose of Section 3(e) of this Agreement, Party A and Party B will make the following representations:

         It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant
         Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e),
         6(d)(ii), 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

         (i)      the satisfaction of the agreement contained in Section 4(a)(i)
                  or 4(a)(iii) of this Agreement and the accuracy and
                  effectiveness of any document provided by the other party
                  pursuant to Section 4(a)(i) or 4(a)(iii);

         (ii)     the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement; and

         (iii)    the accuracy of any representation made by the other party pursuant to Section 3(f) of this Agreement;

         PROVIDED that it shall not be a breach of this representation where reliance is placed on clause (i) and the other party does not deliver a form or document under Section 4(a)(iii) of the Agreement by reason of material prejudice to its legal or commercial position.

(b)      PAYEE TAX REPRESENTATIONS:

         For the purpose of Section 3(f) of this Agreement:

         (i)      Party A represents that it is an Australian resident and does not derive the payments under this Agreement in part or in whole in carrying on business in a country outside Australia at or through a permanent establishment of itself in that
                  country.

         (ii)     Party B represents that it is an Australian resident and does not derive the payments under this Agreement in part or in whole in carrying on business in a country outside Australia at or through a permanent establishment of itself in that
                  country. Party B further represents that it is a "foreign
                  trust" for United States tax purposes.

         (iii)    The Manager represents that it is an Australian resident and does not derive the payments under this Agreement in part or in whole in carrying on business in a country outside
                  Australia at or through a permanent establishment of itself in that country. The Manager further represents that it is a
                  non-US branch of a non-US person for United States tax
                  purposes.

                                       21

                                     PART 3
                         AGREEMENT TO DELIVER DOCUMENTS

For the purposes of Section 4(a)(i) and (ii) of this Agreement each party further agrees to deliver the following documents as applicable in accordance with the following:

------------------------ --------------------------------------- ------------------------------ ---------------------

   PARTY REQUIRED TO                    DOCUMENT                 DATE BY WHICH TO BE DELIVERED   COVERED BY SECTION
        DELIVER                                                                                 3(D) REPRESENTATIONS
------------------------ --------------------------------------- ------------------------------ ---------------------

Party A, Party B  and    A list of authorised signatories for    On execution and delivery of           Yes
the Manager              the party and evidence satisfactory     this Agreement or any
                         in form and substance to the other      relevant Confirmation and at
                         parties of the authority of the         any time on the request of
                         authorised signatories of the party     the other party.
                         to execute this Agreement and each
                         confirmation on behalf of each
                         relevant party.
------------------------ --------------------------------------- ------------------------------ ---------------------

Party A, Party B and     Any document or certificate             Upon reasonable request.               Yes
the Manager              reasonably required by
                         the other party in connection with
                         its obligations to make a payment
                         under this Agreement which would
                         enable that party to make the
                         payment free from any deduction or
                         withholding for or on account of Tax
                         or that would reduce the rate at
                         which the deduction or withholding
                         for or on account of Tax is applied
                         to that payment (including, without
                         limitation, any United States Form
                         W-8BEN (or, in the case of Party A,
                         Form W-8ECI or Form W-8BEN as
                         appropriate) or other relevant
                         United States tax form).

------------------------ --------------------------------------- ------------------------------ ---------------------

Party B and the Manager  Copies of any reports or accounts       Upon reasonable request by             Yes
                         relating to the Securitisation Fund     Party A subject to not being
                         that are produced for (a)               obliged to deliver any
                         distribution to the investors in the    document if to do so would
                         Class A Notes, or (b) presentation to   breach or infringe any law
                         the Board of Directors of the Manager   or legally binding
                         and such other information in the       obligation or restraint.
                         Manager's control regarding the
                         financial condition and business
                         operations of the Securitisation Fund
                         as Party A may reasonably require.
------------------------ --------------------------------------- ------------------------------ ---------------------

                             22

------------------------ --------------------------------------- ------------------------------ ---------------------

   PARTY REQUIRED TO                    DOCUMENT                 DATE BY WHICH TO BE DELIVERED   COVERED BY SECTION
        DELIVER                                                                                 3(D) REPRESENTATIONS
------------------------ --------------------------------------- ------------------------------ ---------------------

Party B and the Manager  Legal opinions as to the validity and   Promptly after entering into           Yes
                         enforceability of the obligations of    this Agreement, in the form
                         Party B and the Manager under this      previously agreed with the
                         Agreement, the Master Trust Deed, the   other parties.
                         Note Trust Deed, the Security Trust
                         Deed and the Class A Notes in form
                         and substance and issued by legal
                         counsel reasonably acceptable to
                         Party A.
------------------------ --------------------------------------- ------------------------------ ---------------------

Manager                  Copies of the Master Trust Deed, the    On execution and delivery of           Yes
                         Note Trust Deed, the Supplementary      this Agreement.
                         Bond Terms Notice and the Security
                         Trust Deed certified to be true
                         copies by two authorised signatories
                         of the Manager.
------------------------ --------------------------------------- ------------------------------ ---------------------

Manager                  A copy of any document amending or      Promptly upon any such                 Yes
                         varying the terms of the Master Trust   document becoming effective
                         Deed or the Security Trust Deed         in accordance with its terms.
                         certified to be a true copy by two
                         authorised signatories of the Manager.
------------------------ --------------------------------------- ------------------------------ ---------------------

Party A                  A legal opinion as previously           Promptly after entering into           Yes
                         provided to the Designated Rating       this Agreement.
                         Agencies.

------------------------ --------------------------------------- ------------------------------ ---------------------

                             23

                                     PART 4
                                  MISCELLANEOUS

(a)      ADDRESS FOR NOTICES. For the purpose of Section 12(a) of this
         Agreement:

         (i)      All notices to Party A under Sections 5 or 6 of this Agreement
                  (other than Section 5(a)(i)) shall be sent to:

                  Level 12
                  530 Collins Street
                  Melbourne VIC 3000
                  Australia
                  Attention:        Manager - Derivatives Operations
                  Telephone:        (61 3) 9273 1629
                  Facsimile:        (61 3) 9273 1983

                  All other notices to Party A shall be sent directly to the
                  Office through which Party A is acting for the relevant
                  Transaction, using the address and contact particulars
                  specified in the Confirmation of that Transaction or otherwise notified.

         (ii)     ADDRESSES FOR NOTICES TO PARTY B:

                  Level 7
                  9 Castlereagh Street
                  Sydney NSW 2000
                  Australia
                  Attention:        Manager - Securitisation
                  Telephone:        (61 2) 9229 9000
                  Facsimile:        (61 2) 9221 7870

                  ADDRESS FOR NOTICES TO MANAGER:

                  Level 23
                  360 Collins Street
                  Melbourne  VIC 3000
                  Australia
                  Attention:        Settlements                       Officer
                  Telephone:        (613) 9605 6000
                  Facsimile:        (613) 9605 6228

(b)      PROCESS AGENT. For the purposes of Section 13(c) of this Agreement:

         Party A appoints as its Process Agent:                Nil.

         Party B appoints as its Process Agent:                Nil.

(c)      OFFICES. The provisions of Section 10(a) will apply to this Agreement.

(d)      MULTIBRANCH PARTY. For the purposes of Section 10(c) of this Agreement:

         Party A is not a Multibranch Party.

         Party B is not a Multibranch Party.

(e)      CALCULATION AGENT. The Calculation Agent is Party A, unless otherwise specified in a Confirmation in relation to the relevant Transaction.

                                       24

(f)      CREDIT SUPPORT DOCUMENT Details of any Credit Support Document:

         (i)      In relation to Party A: Nil

         (ii)     In relation to Party B: Security Trust Deed.

(g)      CREDIT SUPPORT PROVIDER.

         (i)      In relation to Party A: Nil.

         (ii)     In relation to Party B: Nil

(h)      GOVERNING LAW. This Agreement and each Confirmation will be governed by and construed in accordance with New South Wales law and each party hereby submits to the non-exclusive jurisdiction of the New South Wales courts and courts of appeal from them.

(i)      NETTING OF PAYMENTS. Sub-paragraph (ii) of Section 2(c) of this
         Agreement will not apply in respect of all Transactions.

(j)      "AFFILIATE" will have the meaning specified in Section 14 of this
         Agreement. For the purposes of Section 3(c), each of Party A and Party
         B is deemed not to have any Affiliates.

                                       25

                                     PART 5
                                OTHER PROVISIONS

(a)      In Section 2(a)(i) add the following sentence:

                  "Each payment will be by way of exchange for the corresponding payment or payments payable by the other party."

(b)      In Section 2(a)(ii), after "freely transferable funds" add "free of any set-off, counterclaim, deduction or withholding (except as expressly provided in this Agreement)".

(c)      Insert new Sections 2(a)(iv) and (v) as follows:

                  "(iv)    The condition precedent in Section 2(a)(iii)(1) does
                           not apply to a payment or delivery due to be made to
                           a party if it has satisfied all its payment and
                           delivery obligations under Section 2(a)(i) of this
                           Agreement and has no future payment or delivery
                           obligations, whether absolute or contingent under
                           Section 2(a)(i).

                  (v)      Where:

                           (1)      payments are due pursuant to Section 2(a)(i)
                                    by Party A to Party B (the "PARTY A
                                    PAYMENT") and by Party B to Party A (the
                                    "PARTY B PAYMENT") on the same day; and

                           (2)      the Security Trust Deed has become, and
                                    remains at that time, enforceable,

                           then Party A's obligation to make the Party A Payment
                           to Party B shall be subject to the condition
                           precedent (which shall be an "applicable condition
                           precedent" for the purpose of Section 2(a)(iii)(3))
                           that Party A first receives the Party B Payment or
                           confirmation from Party B's bank that it holds
                           irrevocable instructions to effect payment of the
                           Party B Payment and that funds are available to make
                           that payment."

(d)      Add the following new sentence to the end of Section 2(b):

         "Each new account so designated must be in the same tax jurisdiction as the original account."

(e)      Delete the word "if" at the beginning of Section 2(d)(i)(4) and insert the following words instead:

         "if and only if X is Party A and".

(f)      In Section 2(d)(ii) insert the words "(if and only if Y is Party A)"
         after the word "then" at the beginning of the last paragraph. Party B will have no obligation to pay any amount to Party A under Section
         2(d)(ii), and may make any payment under or in connection with this
         Agreement net of any deduction or withholding referred to in Section
         2(d)(i).

(g)      ADDITIONAL REPRESENTATIONS. In Section 3:

         (i)      add the following in section 3(a)(v) after the words
                  "creditors rights generally":

                  "(including in the case of a party being an ADI (as that term is defined in the Reserve Bank Act 1959 (Cth)), section 13A(3)
                  of the Banking Act 1959 (Cth) or any other analogous provision under any law applicable to a party)".

                                       26

         (ii)     add the following immediately after paragraph (f):

                  "(g) NON ASSIGNMENT. It has not assigned (whether absolutely, in equity or otherwise) or declared any trust over any of its rights under any Transaction (other than, in respect of Party
                  B, the Securitisation Funds created pursuant to the Master
                  Trust Deed) and has not given any charge, in the case of Party
                  A, over its rights under any Transaction and, in the case of
                  Party B, over assets of the Securitisation Fund (other than as provided in the Security Trust Deed)."

(h)      Party B also represents to Party A (which representations will be deemed to be repeated by Party B on each date on which a Transaction is entered into and at all times until the termination of this Agreement)
         that:

         (i)      SECURITISATION FUND VALIDITY CREATED. This Securitisation Fund
                  has been validly created and is in existence at the date of this Agreement and each Transaction.

         (ii)     SOLE SECURITISATION FUND. Party B has been validly appointed as trustee of the Securitisation Fund and is presently the sole trustee of the Securitisation Fund.

         (iii)    NO PROCEEDINGS TO REMOVE. No notice has been given to Party B and to Party B's knowledge no resolution has been passed, or direction or notice has been given, removing Party B as
                  trustee of the Securitisation Fund.

         (iv)     POWER. Party B has power under the Master Trust Deed to enter into this Agreement and the Security Trust Deed in its
                  capacity as trustee of the Securitisation Fund.

         (v)      GOOD TITLE. Party B is the legal owner of the assets of the
                  Securitisation Fund and has the power under the Master Trust
                  Deed to mortgage or charge them in the manner provided in the
                  Security Trust Deed and those assets are free from all other prior encumbrances save for the Prior Interest.

(i)      In Section 4 add a new paragraph as follows:

                  "(f)     CONTRACTING AS PRINCIPAL. Party A will enter into all
                           Transactions as principal and not otherwise and Party
                           B will enter into all Transactions in its capacity as
                           trustee of the Securitisation Fund and not
                           otherwise."

(j)      In the third line of Section 3(c), insert "materially" before the word
         "affect".

(k)      In Section 6(d)(i), in the seventh line, insert "in the absence of manifest error" after the word "evidence".

(l)      CONFIRMATIONS. For the purposes of Section 9(e)(ii) Party A will, on or promptly after the relevant Trade Date, send the Manager a confirmation confirming that Transaction and the Manager and Party B must (either itself or through the Manager) promptly then confirm the accuracy of and sign and return, or request the correction of such Confirmation.
         Each Confirmation in respect of a Transaction which is confirmed by electronic messaging system, an exchange of telexes or an exchange of facsimiles will be further evidenced by an original Confirmation signed by the parties. However any failure to sign an original Confirmation will not affect the validity or enforcement of any Transaction.

(m)      In Section 6(e), delete the sentence "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this
         Section will be subject to any Set-off.", at the end of the first paragraph.

(n)      Section 12 is amended as follows:

                                       27

         (i)      In Section 12(a), insert "and settlement instructions
                  requiring payment to an entity other than the original
                  counterparty" after "Section 5 or 6" in line 2.

         (ii)     Section 12(a)(iii) is replaced with:

                  "(iii)   if sent by facsimile transmission, on the date a
                           transmission report is produced by the machine from
                           which the facsimile was sent which indicates that the
                           facsimile was sent in its entirety to the facsimile
                           number of the recipient notified for the purpose of
                           this Section, unless the recipient notifies the
                           sender within one Local Business Day of the facsimile
                           being sent that the facsimile was not received in its
                           entirety and in legible form".

(o)      Definitions and interpretation.

         (i)      Section 14 of the Agreement is modified by inserting the
                  following new definitions:

                  "MASTER TRUST DEED" means the Master Trust Deed dated 4 July
                  1994 as amended and restated between Party B and the Manager.

                  "RELEVANT SWAP TRANSACTION" means in relation to the Class A
                  Notes, each Transaction which is a Currency Swap for Class A
                  Notes only.

                  "SECURITY TRUST DEED" means the Security Trust Deed dated on or about the date of this Agreement between Party B as issuing trustee, the Manager as manager, Perpetual Trustee Company
                  Limited as security trustee and The Bank of New York as note trustee.

         (ii)     Each of the following expressions has the meanings given to them in the Master Trust Deed and the Security Trust Deed (as
                  the case may be) provided that in the event of any
                  inconsistency those in the Security Trust Deed shall prevail:

                  "CHARGED PROPERTY"
                  "CURRENCY SWAP"
                  "DESIGNATED RATING AGENCY"
                  "EXPENSE"
                  "EXTRAORDINARY RESOLUTION"
                  "NOTE TRUSTEE"
                  "NOTE TRUST DEED"
                  "OUTSTANDING PRINCIPAL BALANCE"
                  "PRINCIPAL PAYING AGENT"
                  "PRIOR INTEREST"
                  "SECURED CREDITOR"
                  "SECURED DOCUMENT"
                  "SECURED MONEYS"
                  "SECURITY TRUSTEE"
                  "SECURITISATION FUND"
                  "SUPPLEMENTARY BOND TERMS NOTICE"
                  "TRANSACTION DOCUMENT"
                  "WILFUL DEFAULT" (AS DEFINED IN CLAUSE 26.24 OF THE MASTER
                   TRUST DEED)

          (iii)   The expressions "CLASS A NOTES", "CLASS A NOTEHOLDER",
                  "INVESTED AMOUNT" and "NOTES" have the meanings given to them in the Supplementary Bond Terms Notice.

          (iv)    Where in this Agreement a word or expression is defined by reference to another Transaction Document or there is a
                  reference to another Transaction Document or to a provision of another Transaction Document, any amendment to the meaning of that word or expression or to that other Transaction Document will be of no effect for

                                       28

                  the purposes of this Agreement unless and until the amendment is consented to by all parties to this Agreement.

(p)      MASTER TRUST DEED AND SECURITY TRUST DEED: The parties acknowledge for the purposes of the Master Trust Deed and Security Trust Deed that:

         (i)      this Agreement and all Transactions under this Agreement are
                  Secured Documents; and

         (ii)     Party A is a Secured Creditor; and

         (iii)    all of the obligations of Party B under this Agreement and any/all Transactions under it are Secured Moneys; and

         (iv)     this Agreement is a "Currency Swap" and a "Transaction
                  Document" and Party A is a "Currency Swap Provider" in respect of the Securitisation Fund.

(q)      ISDA DEFINITIONS: This Agreement, each Confirmation and each
         Transaction are subject to the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) (the "ISDA
         DEFINITIONS"), and will be governed in all respects by any provisions set forth in the ISDA Definitions, without regard to any amendments to the ISDA Definitions made after the date of this Agreement. The ISDA
         Definitions are incorporated by reference in, and shall be deemed to be part of, this Agreement and each Confirmation.

(r)      INCONSISTENCY. In the event of any inconsistency between any two or more of the following documents, they shall take precedence over each other in the following descending order:

         (i)      any Confirmation;

         (ii)     the Schedule to the Agreement;

         (iii)    the other provisions of the Agreement;

         (iv)     the ISDA Definitions.

(s)      Any reference to a:

         (i)      "SWAP TRANSACTION" in the ISDA Definitions is deemed to be a reference to a "Transaction" for the purpose of interpreting this Agreement or any Confirmation; and

         (ii)     "TRANSACTION" in this Agreement or any Confirmation is deemed to be a reference to a "Swap Transaction" for the purposes of interpreting the ISDA Definitions.

(t)      New Sections 15, 16 and 17 are added as follows:

         "15.     CAPACITY OF PARTY B AND THE MANAGER

                  (a)      Party B enters into this Agreement only in its
                           capacity as trustee of the Securitisation Fund under
                           the Master Trust Deed and in no other capacity. A
                           liability incurred by Party B arising under or in
                           connection with this Agreement is limited to and can
                           be enforced against Party B only to the extent to
                           which it can be satisfied out of the assets of the
                           Securitisation Fund which are available to satisfy
                           the right of Party B to be exonerated or indemnified
                           for the liability. This limitation of Party B's
                           liability applies despite any other provision of this
                           Agreement other than section 15(c) and extends to all
                           liabilities and obligations of Party B in any way
                           connected with

                                       29

                           any representation, warranty, conduct, omission,
                           agreement or transaction related to this Agreement..

                  (b)      The parties other than Party B may not sue Party B
                           (in respect of liabilities incurred by Party B in its
                           capacity as trustee of the Securitisation Fund) in
                           any capacity other than as trustee of the
                           Securitisation Fund or seek the appointment of a
                           receiver (except in relation to the assets of the
                           Securitisation Fund), or a liquidator, an
                           administrator or any similar person to Party B or
                           prove in any liquidation, administration or
                           arrangement of or affecting Party B (except in
                           relation to the assets of the Securitisation Fund).

                  (c)      The provisions of this Section 15 shall not apply to
                           any obligation or liability of Party B to the extent
                           that it is not satisfied because under the Master
                           Trust Deed or any other Transaction Document or by
                           operation of law there is a reduction in the extent
                           of Party B's indemnification or exoneration out of
                           the assets of the Securitisation Fund, as a result of
                           Party B's fraud, negligence or wilful default.

                  (d)      It is acknowledged that the Manager is responsible
                           under the Master Trust Deed for performing a variety
                           of obligations relating to the Securitisation Fund,
                           including under this Agreement. No act or omission of
                           Party B (including any related failure to satisfy its
                           obligations or breach of a representation or warranty
                           under this Agreement) will be considered fraud,
                           negligence or wilful default of Party B for the
                           purpose of paragraph (c) of this Section 15 to the
                           extent to which the act or omission was caused or
                           contributed to by any failure by the Manager or any
                           other person to fulfil its obligations relating to
                           the Securitisation Fund or by any other act or
                           omission of the Manager or any other person.

                  (e)      Party B is not obliged to do or refrain from doing
                           anything under this Agreement (including incurring
                           any liability) unless Party B's liability is limited
                           in the same manner as set out in paragraphs (b) to
                           (d) of this Section 15.

                  (f)      No attorney, agent, receiver or receiver and manager
                           appointed in accordance with this Agreement has
                           authority to act on behalf of Party B in a way which
                           exposes Party B to any personal liability and no act
                           or omission of any such person will be considered
                           fraud, negligence or breach of trust of Party B for
                           the purpose of paragraph (c) of this Section 15.

                  (g)      Subject to the provisions related to deemed receipt
                           of notices and other communications under this
                           Agreement, Party B will only be considered to have
                           knowledge or awareness of, or notice of, any thing,
                           or grounds to believe any thing, by virtue of the
                           officers of Party B having day to day responsibility
                           for the administration or management of Party B's
                           obligations in relation to the Securitisation Fund
                           having actual knowledge, actual awareness or actual
                           notice of that thing, or grounds or reason to believe
                           that thing (and similar references will be
                           interpreted in this way). In addition, notice,
                           knowledge or awareness of an Event of Default or
                           other default (howsoever described) means notice,
                           knowledge or awareness of the occurrence of the
                           events or circumstances constituting that Event of
                           Default or other default (as the case may be).

                  (h)      In this Agreement, except where expressly provided to
                           the contrary:

                           (i)    a reference to Party B is a reference to Party
                                  B in its capacity as trustee of the
                                  Securitisation Fund only, and in no other
                                  capacity; and

                                       30

                           (ii)   a reference to the undertaking, assets,
                                  business, money or any other thing of or in
                                  relation to Party B is a reference to such
                                  undertaking, assets, business, money or other
                                  thing of or in relation to Party B only in its
                                  capacity as trustee of the Securitisation
                                  Fund, and in no other capacity.

                  (i)      The provisions of this Section 15:

                           (i)      are paramount and apply regardless of any
                                    other provision of this Agreement or any
                                    other instrument, even a provision which
                                    seeks to apply regardless of any other
                                    provision;

                           (ii)     survive and enure beyond any termination of
                                    this Agreement for any reason; and

                           (iii)    are not severable from this Agreement.

         16.      REPLACEMENT SWAP TRANSACTION

                  (a)      If any Transaction under this Agreement is
                           terminated, Party B must, subject to paragraph (b),
                           at the direction of the Manager, enter into one or
                           more swaps which replace those Transactions
                           (collectively a "REPLACEMENT SWAP TRANSACTION") but
                           only on the following conditions:

                           (i)      the amount payable under Section 6(e) (if
                                    any) by Party B to Party A upon termination
                                    of any Transactions will be paid in full
                                    when due in accordance with the
                                    Supplementary Bond Terms Notice and this
                                    Agreement;

                           (ii)     the Designated Rating Agencies confirm that
                                    the Replacement Swap Transaction will not
                                    cause a reduction or withdrawal of the
                                    ratings of the Notes; and

                           (iii)    the liability of Party B under the
                                    Replacement Swap Transaction is limited to
                                    at least the same extent that its liability
                                    is limited under this Agreement.

                  (b)      If the conditions in Section 16(a) are satisfied,
                           Party B must, provided it is satisfied with the terms
                           of the Replacement Swap Transaction, acting
                           reasonably and considering the interests of Class A
                           Noteholders, at the direction of the Manager, enter
                           into the Replacement Swap Transaction and if it does
                           it must direct the Replacement Swap Transaction
                           provider to pay any upfront premium to enter into the
                           Replacement Swap Transaction due to Party B directly
                           to Party A in satisfaction of and to the extent of
                           Party B's obligation to pay an amount to Party A as
                           referred to in Section 16(a)(i) and to the extent
                           that such premium is not greater than or equal to the
                           amount referred to in Section 16(a)(i), the balance
                           must be satisfied by Party B as an Expense of the
                           Securitisation Fund.

                  (c)      If Party B enters into a Replacement Swap Transaction
                           pursuant to paragraph (a), Party B must direct Party
                           A to pay any amount payable under Section 6(e) by
                           Party A to Party B on termination of this Agreement
                           or any Transaction directly to the Replacement Swap
                           Transaction provider as payment of and to the extent
                           of any premium payable by Party B to enter into the
                           Replacement Swap Transaction, in satisfaction of and
                           to the extent of Party A's obligation to pay that
                           part of the amount payable under Section 6(e) to
                           Party B.

                                       31

         17.      SEGREGATION

                  The liability of Party B under this Agreement is several and is separate in respect of each Relevant Swap Transaction. The failure of Party B to perform its obligations in respect of any Relevant Swap Transaction does not release Party B from its obligations under this Agreement or under any other
                  Relevant Swap Transaction in respect of any other Class A
                  Notes issued by Party B. Nothing in this Agreement affects the respective priority rankings of claims against the Charged
                  Property under the Security Trust Deed. Without limiting the generality of the foregoing, the provisions of this Agreement have effect separately and severally in respect of each
                  Relevant Swap Transaction and are enforceable by or against
                  Party B as though a separate agreement applied between Party
                  A, Party B and the Manager for each Relevant Swap Transaction, so that (among other things):

                  (i)      this Agreement together with each Confirmation
                           relating to a Relevant Swap Transaction will form a
                           single separate agreement between Party A, Party B
                           and the Manager and references to the respective
                           obligations (including references to payment
                           obligations generally and in the context of
                           provisions for the netting of payments and the
                           calculation of amounts due on early termination) of
                           Party A, Party B and the Manager shall be construed
                           accordingly as a several reference to each mutual set
                           of obligations arising under each such separate
                           agreement between Party A, Party B and the Manager;

                  (ii)     representations made and agreements entered into by
                           the parties under this Agreement are made and entered
                           separately and severally in respect of each Relevant
                           Swap Transaction and may be enforced separately and
                           severally in respect of each Relevant Swap
                           Transaction;

                  (iii)    rights of termination, and obligations and
                           entitlements consequent upon termination, only accrue
                           to Party A against Party B separately and severally
                           in respect of each Relevant Swap Transaction, and
                           only accrue to Party B against Party A separately and
                           severally in respect of each Relevant Swap
                           Transaction; and

                  (iv)     the occurrence of an Event of Default or Termination
                           Event in respect of a Relevant Swap Transaction does
                           not in itself constitute an Event of Default or
                           Termination Event in respect of any other Relevant
                           Swap Transaction."

(u)      TELEPHONE RECORDING: Each party:

         (i)      consents to the recording of the telephone conversations of trading and marketing personnel of that party and its
                  Affiliates in connection with this Agreement or any potential transaction; and

         (ii)     agrees to obtain any necessary consent of, and give any
                  necessary notice of such recording to, such personnel of it and its Affiliates; and

         (iii)    will provide transcripts of such recordings (if any) upon
                  reasonable request by another party; and

         (iv)     acknowledges that such recordings and transcripts can be used as evidence by another party in any dispute between them.

(v)      RELATIONSHIP BETWEEN PARTIES: Each party will be deemed to represent to the other parties on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for the Transaction):

                                       32

         (i)      NON-RELIANCE. It is acting for its own account (or, in the case of Party B, as trustee of the Securitisation Fund), and it has made its own independent decisions to enter into that
                  Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and in the case of Party B, on the judgment of the Manager, and upon advice from such advisers as it has deemed necessary. It is not
                  relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a
                  Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No
                  communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the
                  expected results of that Transaction.

         (ii)     ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (on its own behalf or through
                  independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that
                  Transaction.

         (iii)    STATUS OF PARTIES. The other party is not acting as a
                  fiduciary for or as an adviser to it in respect of that
                  Transaction.

(w)      APPOINTMENT OF MANAGER: Party A acknowledges that under the Master
         Trust Deed Party B has appointed the Manager as manager of the
         Securitisation Fund with the powers set out in and upon and subject to the terms of, the Master Trust Deed. Accordingly, subject to the terms of the Master Trust Deed, the Manager:

         (i)      may arrange, enter into, and monitor Transactions, execute
                  Confirmations and exercise all other rights and powers of
                  Party B under this Agreement; and

         (ii)     without limiting the generality of the foregoing, the Manager shall issue and receive, on behalf of Party B all notices,
                  Confirmations, certificates and other communications to or by
                  Party A under this Agreement.

         Subject to Section 15, Party B agrees that it is bound by anything the
         Manager does under this Part 5(w).

(x)      RATINGS DOWNGRADE:

         (i)      In the event that the credit rating of Party A (or any
                  applicable assignee or its guarantor) shall have (1) in the case of S&P a short-term credit rating of less than A-1+ by
                  S&P, or (2) in the case of Moody's a long term credit rating of less than A2 by Moody's or a short term credit rating of less than P-1 by Moody's, then Party A shall immediately
                  notify the Designated Rating Agencies and Party B and within 5
                  Local Business Days (or 30 Local Business Days if the
                  downgrade is to no less than A-1 (S&P short term) and A3
                  (Moody's long term)) of such downgrade (unless during this period, Party A and Party B receive written confirmation from
                  S&P and Moody's that such downgrade would not result in the
                  Notes either being downgraded or placed under review for
                  possible downgrade) at its cost either:

                  (A)    put in place an appropriate mark-to-market collateral
                         agreement (consisting of either cash or securities)
                         which may be based either on S&P's swap criteria at
                         that time or on any other agreement reached between the
                         parties, in support of its obligations under the
                         Agreement, PROVIDED that Party A and Party B receive
                         prior written confirmation from S&P and Moody's that
                         the rating assigned to the Notes then outstanding by
                         S&P and Moody's is not adversely affected by the
                         downgrade following such collateral arrangements being
                         put in place;

                                       33

                  (B)    novate all its rights and obligations with respect to
                         this Agreement to a replacement third party whose
                         credit rating is (1) in the case of S&P a short-term
                         credit rating of at least A-1+ by S&P, or (2) in the
                         case of Moody's a long term credit rating of at least
                         A2 by Moody's or a short term credit rating of at least
                         P-1 by Moody's;

                  (C)      procure that its obligations with respect to this
                           Agreement are guaranteed by a third party whose
                           credit rating is (1) in the case of S&P a long term
                           credit rating of at least AA- by S&P and a short-term
                           credit rating of at least A-1+ by S&P, or (2) in the
                           case of Moody's a long term credit rating of at least
                           A2 by Moody's or a short term credit rating of at
                           least P-1 by Moody's; or

                  (D)      enter into such other arrangements which each
                           Designated Rating Agency has confirmed will result in
                           there not being a withdrawal or downgrade of any
                           credit rating assigned by it to the Notes.

         (ii)     Where Party A novates its rights and obligations to a
                  replacement counterparty in accordance with sub-paragraph
                  (i)(B) above, Party B , at the direction of the Manager, and each other party to this Agreement shall do all things
                  reasonably necessary at the cost of Party A to novate the
                  relevant rights and obligations to the replacement
                  counterparty.

         (iii)    If, at any time:

                  (A)      Party A is assigned (1) in the case of S&P a
                           short-term credit rating of at least A-1+ by S&P, or
                           (2) in the case of Moody's a long term credit rating
                           of at least A2 by Moody's or a short term credit
                           rating of at least P-1 by Moody's; or

                  (B)      Party A's obligations under this Agreement are
                           novated in accordance with sub-paragraph (i)(B)
                           above; or

                  (C)      a third party provides a guarantee in accordance with
                           paragraph (i)(C) above; or

                  (D)      some other arrangement is entered into in accordance
                           with paragraph (i)(D) above,

                  Party A shall be immediately entitled to any collateral which it has provided together with any interest which has accrued but not been paid to Party A under paragraph (v) (less any amount withdrawn in accordance with sub-paragraph (iv)).

         (iv)     Cash collateral provided by Party A must be deposited into a bank account (the COLLATERAL ACCOUNT) with a bank having (1)
                  in the case of S&P a short-term credit rating of at least A-1+
                  by S&P, or (2) in the case of Moody's a long term credit
                  rating of at least A2 by Moody's or a short term credit rating of at least P-1 by Moody's. The Collateral Account must be in the name of Party B and must bear interest at a commercial rate payable monthly to Party A, providing the amount
                  deposited to the Collateral Account is not less than the
                  amount Party A is required to maintain under the collateral agreement contemplated by sub-paragraph (i)(A). No money may be paid into the Collateral Account other than cash collateral and interest payable on the money credited to of the
                  Collateral Account.

                                       34

         (v)      Party B may only make withdrawals from the Collateral Account into which collateral is provided by Party A if directed to do so by the Manager and then only for the purpose of:

                  (A)    novating the rights and obligations of Party A under
                         this Agreement in accordance with sub-paragraph (i)(B)
                         (including the costs of obtaining a replacement
                         counterparty);

                  (B)    refunding to Party A any excess in the amount of any
                         collateral deposited to the Collateral Account over the
                         amount Party A is required to maintain under any
                         collateral agreement contemplated by sub-paragraph
                         (i)(A);

                  (C)    withdrawing any amount which has been incorrectly
                         deposited into the Collateral Account;

                  (D)    paying bank accounts debit tax or other equivalent
                         Taxes payable in respect of the collateral; or

                  (E)    funding the amount of any payment due to be made by
                         Party A under this Agreement if Party A fails to make
                         that payment and any applicable grace period has
                         expired.

                  The Manager must direct Party B to, and Party B must, refund or pay to Party A the amount of any payment which may be made to Party A under (B) or (C) above as soon as such refund or payment is possible.

         (vi)     The provision of collateral by Party A under this Part 5(x) is not intended to create a charge.

(y)      EXCHANGE CONTROLS

         Section 5(b)(i) (ILLEGALITY) is amended by adding the following paragraph at the end:

         "this sub paragraph (i) does not apply to the imposition by the
         Australian government or any agency of the Australian government of any exchange control restrictions or prohibitions ("EXCHANGE CONTROLS").
         For the avoidance of doubt:

         (A)      exchange controls do not constitute an Illegality or other
                  Termination Event or an Event of Default under this Agreement, and do not entitle a party to terminate a Transaction or
                  otherwise refuse to make any payments it is obliged to make under a Transaction; and

         (B)      if and for so long as exchange controls are imposed, delivery by Party B of Australian dollar amounts required to be paid by it under any relevant Confirmation to the bank account in
                  Australia notified in writing by Party A to Party B from time to time specified in that Confirmation will constitute proper payment of those amounts by Party B and Party A's obligations under this Agreement will be unaffected by any such exchange controls."

(z)      Deleted.

(aa)     RESTRICTED TERMINATION RIGHTS

         Add a new Section 6(aa) as follows:

         "(aa)    Restricted Termination Rights

                  (i)      TERMINATION BY PARTY B: Party B must not designate an
                           Early Termination Date without the prior written
                           consent of the Note Trustee.

                                       35

                  (ii)     CONSULTATION: Each party may only designate an Early
                           Termination Date following prior consultation with
                           the other party as to the timing of the Early
                           Termination Date. Subject to its duties under the
                           Master Trust Deed and the Supplementary Bond Terms
                           Notice, Party B may exercise its rights only after
                           consultation with the Note Trustee and only after
                           consultation between Party A and the Note Trustee.

                  (iii)    PARTY A'S LIMITED RIGHTS IN RELATION TO TAX EVENT:

                           (a)      Notwithstanding Part 1(c)(iii) of this
                                    Schedule, Party A may designate an Early
                                    Termination Date if it is an Affected Party
                                    following a Tax Event but only if all Class
                                    A Notes will be redeemed at the full amount
                                    of the Invested Amount (or, if the Class A
                                    Noteholders by Extraordinary Resolution have
                                    so agreed, at a lesser amount) together with
                                    accrued interest to (but excluding) the date
                                    of the redemption.

                           (b)      If a Tax Event occurs where Party A is the
                                    Affected Party and Party A is unable to
                                    transfer all its rights and obligations
                                    under this Agreement and each Transaction to
                                    an Affiliate pursuant to Section 6(b)(ii),
                                    Party A may, at its cost, transfer all its
                                    rights, powers and privileges and all its
                                    unperformed and future obligations under
                                    this Agreement and each Transaction to any
                                    person provided that:

                                    (A)      each Designated Rating Agency has
                                             confirmed in writing that the
                                             transfer will not result in a
                                             reduction, qualification or
                                             withdrawal of the credit ratings
                                             then assigned by them to the
                                             relevant Class A Notes; and

                                    (B)      that person has a long term credit
                                             rating assigned by each of the
                                             Designated Rating Agencies of at
                                             least the long term credit rating
                                             assigned by that Designated Rating
                                             Agency to Party A as at the date of
                                             this Agreement.

                  (iv)     TRANSFER WHERE PARTY B DOES NOT GROSS-UP: If any
                           payment by Party B to Party A under this Agreement
                           is, or is likely to be, made subject to any deduction
                           or withholding on account of Tax, Party B will
                           endeavour to procure the substitution as principal
                           obligor under this Agreement in respect of each
                           Affected Transaction an Affiliate of Party B
                           incorporated in another jurisdiction approved by
                           Party A and the Note Trustee and in respect of which
                           the Designated Rating Agencies confirm that the
                           substitution will not cause a reduction or withdrawal
                           of the rating of Class A Notes" and in respect of
                           which a deduction or withholding on account of Tax
                           would not be necessary.

(bb)     TRANSFER

         A new paragraph (c) is added to Section 7 as follows:

                  "a party may make such a transfer in accordance with this
                  Agreement or the Security Trust Deed".

         and the full-stop at the end of paragraph (b) is replaced with "; and"

(cc)     PARTY B'S PAYMENT INSTRUCTIONS

         Party B irrevocably authorises and instructs Party A to make payment of:

                                       36

         (i)      the Initial Exchange Amount payable by Party A under a
                  currency swap transaction by paying that amount direct to the account notified in writing by Party B to Party A for that purpose; and

         (ii)     any other amount due from Party A to Party B under this
                  Agreement by paying that amount direct to the Principal Paying
                  Agent to the account notified in writing by the Principal
                  Paying Agent to Party A for that purpose. Party A is entitled to rely on any such notice.

(dd)     NO AMENDMENT

         Each of Party B and the Manager agrees that it will not consent to any amendment to any provision in any Transaction Document dealing with the ranking, priority or entitlement of Party A in respect of any security or moneys without the prior written consent of Party A.

(ee)     FRAUD AND SECURITY

         (i)      Each party is responsible for the accuracy and authorisation of all its instructions.

         (ii)     Any credit limit, in respect of a party ("PARTY X") is imposed for the other pearty's ("PARTY Y") benefit. Party X must not rely upon it as a security feature. Party Y may, in its
                  absolute discretion, process, or decline to process, a request for a Transaction(s) in excess of the credit limit, without further reference to Party X. Party Y may, in its absolute discretion, disapprove a request for a Transaction(s) in
                  excess of the credit limit despite Party Y having previously approved a request for a Transaction(s) in excess of the
                  credit limit.

         (iii)    Nothing in this clause allows a party to terminate a
                  previously agreed Transaction.

(ff)     THIRD PARTY PAYMENT INSTRUCTIONS

         In Section 12(a) in the second line add after "messaging system":

                  "and each party agrees that it will not make any payment under or in connection with this Agreement to an entity other than the other party to this Agreement or its nominee or at its direction".

(gg)     SET OFF RIGHT

         The parties acknowledge that they have entered or intend to enter into certain Relevant Swap Transactions under this Agreement, and that under
         Section 17 of this Agreement, each Relevant Swap Transaction is a separate agreement between them (each a "SWAP AGREEMENT"). Party B agrees that any amount that becomes payable by one party ("PARTY X") to the other party ("PARTY Y") under Section 6(e) of a Swap Agreement may, at Party X's option, be set off against any amount payable by Party Y to Party X under Section 6(e) of any other Swap Agreement if those
         Section 6(e) amounts are payable under the relevant Swap Agreement:

         (i)      at the same time; and

                                       37

         (ii)     in each case, as a result of an Event of Default with respect to Party B or a Termination Event where Party B is the sole affected party.

         For this purpose, the amount payable by Party X under one Swap
         Agreement may be converted by Party X into the currency in which the amount owing to it under the other Swap Agreement is denominated at the rate of exchange at which Party X would be able, acting in a reasonable manner and in good faith, to purchase the relevant amount of such currency.

                                       38

         IN WITNESS WHEREOF the parties have executed this Schedule on the respective dates specified below with effect from the date specified on the first page of this document.

"Set off right

SIGNED FOR AND ON BEHALF OF AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED BY:

______________________________                   _______________________________
(Signature)                                      (Signature)

______________________________                   _______________________________
(Name - (please print))                          (Name - (please print))

______________________________                   _______________________________
(Title)                                          (Title)
Date: ____________________                       Date: ____________________

SIGNED FOR AND ON BEHALF OF PERPETUAL TRUSTEES AUSTRALIA LIMITED

By:________________________                       By:___________________________
Name:                                             Name:
Title:                                            Title:
Date:                                             Date:

By:________________________                       By:___________________________
Name:                                             Name:
Title:                                            Title:
Date:                                             Date:

SIGNED FOR AND ON BEHALF OF ME PORTFOLIO MANAGEMENT LIMITED

By:________________________
Name:
Title:
Date:

By:________________________
Name:
Title:
Date:

                                       39